                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            Rand Capital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

Proxy Statement Rand Capital Corporation






                            RAND CAPITAL CORPORATION

                               2200 RAND BUILDING
                             BUFFALO, NEW YORK 14203




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



TO THE SHAREHOLDERS


         The 2003 Annual Meeting of Shareholders of Rand Capital Corporation (the "Corporation") will be held on Thursday, April 24, 2003 at 10:30 a.m. in Room 300, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:

         1. To elect seven Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

         2. To consider and act upon such other business as may properly come before the meeting.

         Shareholders of record at the close of business on March 11, 2003 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.



March 28, 2003                              By order of the Board of Directors,
Buffalo, New York                           Reginald B. Newman II
                                            Chairman

Proxy Statement Rand Capital Corporation


                            RAND CAPITAL CORPORATION

                               2200 RAND BUILDING
                             BUFFALO, NEW YORK 14203


                                 PROXY STATEMENT



GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (the "Corporation") for the Annual Meeting of Shareholders to be held on April 24, 2003. Only shareholders of record at the close of business on March 11, 2003, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date the Corporation had outstanding shares of 5,726,634 Common Shares, par value $.10 share ("shares").

         Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the meeting. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the votes cast on proposals submitted to shareholders.

         This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about March 28, 2003. A copy of the Corporation's 2002 Annual Report, which contains financial statements, accompanies this Proxy Statement.

         The cost of soliciting proxies in the accompanying form will be borne by the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and regular employees of the Corporation, who will receive no additional compensation therefore.

         The Corporation's office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.



                                                                         Proxy 2

Proxy Statement Rand Capital Corporation



BENEFICIAL OWNERSHIP OF SHARES

         Unless otherwise indicated, the following table sets forth beneficial ownership of the Corporation's shares on March 11, 2003, by (a) persons known to the Corporation to be beneficial owners of more than 5% of the outstanding shares, (b) the directors and nominees for director of the Corporation, and (c) all directors and officers of the Corporation as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

                                                       Amount and Nature of
Beneficial Owner                                      Beneficial Ownership (1)              Percent of Class
------------------------------------------------------------------------------------------------------------
(a)  More than 5% Owners:

         Willis S. McLeese.....................................800,000 (2)                        13.9
         c/o 2200 Rand Building, Buffalo, NY

         Reginald B. Newman II.................................733,179                            12.8
         350 Essjay Road, Williamsville, NY

(b)      Nominees for Director

         Allen F. Grum   .......................................71,128                             1.2
         Luiz F. Kahl...........................................64,516                             1.1
         Erland E. Kailbourne....................................1,000                              *
         Ross B. Kenzie........................................155,000                             2.7
         Willis S. McLeese.....................................800,000 (2)                        13.9
         Reginald B. Newman II.................................733,179                            12.8
         Jayne K. Rand.........................................193,976                             3.4

(c)      All Directors and Officers as a group:

         Eight persons.......................................2,068,799 (3)                        36.1


*Less than 1%

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission.
(2) These shares are owned by Colmac Holdings, Ltd., a corporation of which Mr. McLeese is the Chairman and principal owner.
(3) Except as indicated above, members of the group have sole voting and investment power over these shares.




                                                                         Proxy 3

Proxy Statement Rand Capital Corporation


1.       ELECTION OF DIRECTORS

         Seven Directors are to be elected at the meeting, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Unless marked to the contrary, the proxies received will be voted FOR the election of the seven nominees below.

         Each of the nominees is presently a member of the Board of Directors and was elected at the Corporation's last annual meeting of shareholders. Each of the nominees has consented to serve as a director, if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the person designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

INFORMATION REGARDING THE NOMINEES

         ALLEN F. GRUM, 45, became a director of the Corporation in 1996. He has served as the President and Chief Executive Officer of the Corporation since January 1996. Prior to becoming President, Mr. Grum served as Senior Vice President of the Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a variety of Boards of Directors in which the Corporation has an investment.

         LUIZ F. KAHL, 65, became a director in January 1997. He has been the President of The Vector Group, LLC, Williamsville, NY, a private investment company, since February 1996. Prior thereto, he was the President of the Carborundum Company, and Chief Executive Officer of BP Advanced Materials, Niagara Falls, NY, subsidiaries of British Petroleum plc, manufacturers of high technology ceramic materials since 1983. Mr. Kahl also serves on the Board of Directors of the Greater Buffalo Savings Bank, the Board of Trustees of Canisius College, and is the Chairman of the Niagara Frontier Transportation Authority.

         ERLAND E. KAILBOURNE, 61, became a director in April 1999. Since May 2002, he has been Chairman and Interim CEO of Adelphia Communications. Prior thereto, he was Chairman and President of the John R. Oishei Foundation, Chairman and Chief Executive Officer of Fleet National Bank, New York Region and Chairman and Chief Executive Officer of Security Norstar Bank. Mr. Kailbourne is also a director of Albany International Corporation, Adelphia Communications Corporation and Bush Industries, Inc.

         ROSS B. KENZIE, 71, became a director in 1996. Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, since 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Mr. Kenzie also serves on the Board of Directors of Biophan Technologies and is a former Director of Merchants Insurance Company.

         WILLIS S. MCLEESE, 89, became a director in 1986. Since 1976, Mr. McLeese has been the Chairman of Colmac Holdings Limited, Toronto, Canada, which develops, owns and operates cogeneration and alternative energy electric power generating plants.


                                                                         Proxy 4

Proxy Statement Rand Capital Corporation

         REGINALD B. NEWMAN II, 65, became a director in 1987 and has been Chairman of the Board since 1996. Mr. Newman is the Chairman of NOCO Energy, Corp., Tonawanda, NY, a petroleum distributor. Mr. Newman is also a director of M&T Bank Corporation, a financial institution headquartered in Buffalo, NY.

         JAYNE K. RAND, 42, became a director in 1989. Since 1993, Ms. Rand has been a Vice President of M&T Bank.


COMMITTEES AND MEETING DATA

         THE FOLLOWING COMMITTEES OF THE BOARD OF DIRECTORS FOR THE YEAR 2002 CONSISTED OF:

         AUDIT COMMITTEE        COMPENSATION COMMITTEE             GOVERNANCE COMMITTEE
         ---------------        ----------------------             --------------------

         Willis S. McLeese         Ross B. Kenzie                    Jayne K. Rand
         Luiz F. Kahl              Luiz F. Kahl                      Ross B. Kenzie
         Ross B. Kenzie            Jayne K. Rand                     Erland E. Kailbourne
         Jayne K. Rand

         The Audit Committee considers and recommends to the Board of Directors the selection of the Corporation's auditors and the range of their services. It reviews with the auditors the plan and results of the annual audit, the adequacy of the Corporation's system of internal accounting controls and the cost of the auditor's services.

         The Compensation Committee is responsible for setting the compensation of senior executive officers, reviewing the criteria that form the basis for management's recommendations for officer and employee compensation and reviewing management's recommendations in this regard.

         The Governance Committee is responsible for recommending committee memberships, ensuring the annual performance evaluation of the President is completed, and considering and recommending nominees for the Board of Directors. The Committee will consider a nominee for election to the Board recommended by a shareholder if the shareholder submits to the Committee a written proposal that includes the qualifications of the proposed nominee and the consent of the proposed nominee to serve if elected.

         In 2002 the full board met on four occasions, the Audit Committee met three times and the Compensation Committee and Governance Committee each met once. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees of the Board held during 2002.


                                                                         Proxy 5

Proxy Statement Rand Capital Corporation


AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of four directors who are independent, as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors in 2000 and since that time, the Audit Committee Charter has been reviewed annually. The Corporation's management is responsible for its internal accounting controls and the financial reporting process. The Corporation's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a response thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In keeping with its responsibility, the Audit Committee met three times in 2002.

         The Audit Committee has reviewed and discussed the Corporation's audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communications with Audit Committees").

         The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors their independence.

         Based on the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rand Capital Corporation's Annual Report and Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         This report is respectfully submitted by the Audit Committee of the Board of Directors.

                  Willis S. McLeese (Chairman)
                  Luiz F. Kahl
                  Ross B. Kenzie
                  Jayne K. Rand

         The information provided in the preceding Audit Committee Report will not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.


                                                                         Proxy 6

Proxy Statement Rand Capital Corporation

EXECUTIVE OFFICERS

         In addition to Mr. Grum, the executive officers of the Corporation include:

         DANIEL P. PENBERTHY, 39, has served as Treasurer of the Corporation since August 1997. Mr. Penberthy is Senior Vice President since January 2002 and continues to serve as the Chief Financial Officer. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.

COMPENSATION

         The following table sets forth information with respect to the compensation paid or accrued by the Corporation in the 2002 fiscal year to each director, and to each executive officer of the Corporation with aggregate compensation from the Corporation in excess of $60,000. The Corporation is not part of a fund complex.

                                                AGGREGATE      PENSION OR RETIREMENT BENEFITS ACCRUED
NAME AND POSITION                             COMPENSATION           AS PART OF COMPANY EXPENSES

Allen F. Grum, President, Director.......        $171,597                     $9,966 (1)
Erland E. Kailbourne, Director...........        $  4,750                          0
Ross B. Kenzie, Director.................        $  5,500                          0
Willis S. McLeese, Director..............        $  5,250                          0
Reginald B. Newman, II, Director.........        $  5,500                          0
Jayne K. Rand, Director..................        $  5,750                          0
Luiz F. Kahl, Director...................        $  4,500                          0
Daniel P. Penberthy, Treasurer...........        $100,279                     $6,003 (1)


(1) Included within the indicated compensation payment of Corporation contributions to the Corporation's 401(k) Profit Sharing Plan. To date an aggregate of $97,580 has been deferred for payment to Mr. Grum and Mr. Penberthy. Under the plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction. For eligible employees, the Corporation makes a flat contribution of 1% of compensation and matches an eligible contribution of up to a maximum of five percent (5%). In addition, the Corporation may contribute an annual discretionary amount as determined by the Board of Directors. In 2002, the Corporation did not make a discretionary contribution to the 401(k) Plan.

DIRECTOR COMPENSATION

         During 2002, under the Corporation's standard compensation arrangements with directors, each non-employee director (other than the Chairman) received an annual fee of $1,500 plus $750 for attendance at each meeting of the Board of Directors and $250 for each meeting of a Committee. The Chairman of the Board, Mr. Newman, receives an annual fee of $2,500.

                                                                         Proxy 7

Proxy Statement Rand Capital Corporation

PROFIT SHARING AND STOCK OPTION PLANS

         In July 2001, the shareholders of the Corporation authorized the establishment of two stock option plans - the Employee Plan, and the Non-Employee Director Plan. The Plans provide for an aggregate of 200,000 and 100,000 shares, respectively, to be awarded to eligible employees and non-officer directors. No stock options have been awarded under either plan.

         The Corporation has established a Profit Sharing Plan in accordance with Section 57(n) of the Investment Company Act of 1940. This profit sharing plan was required by the SBA in order to license Rand Capital SBIC, L.P. as a small business investment company. Rand Capital Corporation adopted this incentive compensation profit sharing plan for its officers for managing Rand Capital SBIC, L.P. The Plan provides for an annual accrual amount based on the net realized capital gains and unrealized depreciation of Rand Capital SBIC, L.P. for the period. Participants in the Plan vest in the annual accrual amounts over a four year period, beginning February 1, 2002 (commencement date). As long as the Profit Sharing Plan is in effect, no options will be issued under the Employee Plan or the Non-Employee Director Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of the Corporation's stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish the Corporation with all Section 16(a) reports they file.

         To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2002.

DIRECTORS' AND OFFICER'S LIABILITY INSURANCE

         The Corporation has an insurance policy from American International Specialty Lines Insurance Company that indemnifies (1) the Corporation for any obligation incurred as a result of the Corporation's indemnification of its directors and officers under the provisions of the New York Business Corporation Law and the Corporation's Bylaws, and (2) the Corporation's directors and officers as permitted under the New York State Business Corporation Law and the Corporation's Bylaws. The policy covers all directors and officers of the Corporation for 12 months ending December 2003 for a total premium of $43,000. No sums have been paid to the Corporation or its officers under the insurance contract.



                                                                         Proxy 8

Proxy Statement Rand Capital Corporation


INDEPENDENT AUDITORS APPOINTMENT

         Rand Capital Corporation's Audit Committee will appoint the independent auditors to examine the accounts of the Corporation for the 2003 fiscal year. The Committee approving such selection are not "interested persons" of the Corporation as defined in the 1940 Act. Deloitte & Touche LLP audited the accounts of the Corporation for the 2002 fiscal year.

         AUDIT FEES

                  The Corporation engaged Deloitte & Touche LLP to perform an audit of the Corporation's annual financial statements for the year ended December 31, 2002 and the quarterly reviews of the financial statements included in the Corporation's Forms 10-Q for an aggregate audit fee of $45,600.

                  The Corporation also engaged Deloitte & Touche LLP to provide tax and other non-audit related services for the year ended December 31, 2002 for an aggregate fee of $8,500. There were no services rendered for financial information systems design and implementation for the year ended December 31, 2002.

                  The Audit Committee of the Board of Directors has considered the non-audit services provided by Deloitte & Touche LLP detailed above, in evaluating their independence.

                  A representative of Deloitte & Touche LLP is expected to be present at the annual meeting of shareholders and will be available to respond to appropriate questions and will be given an opportunity to make a statement if desired.



2.       OTHER BUSINESS

         The Corporation does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.


                                                                         Proxy 9

Proxy Statement Rand Capital Corporation


SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received at the Corporation's offices not later than November 29, 2003, to be considered for inclusion in the Corporation's proxy statement and form of proxy for that meeting.

                  By Order of the Board of Directors
                  Reginald B. Newman II
                  Chairman of the Board
                  March 28, 2003

IT IS IMPORTANT THAT PROXIES BE PROMPTLY RETURNED. SHAREHOLDERS ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.




                                                                        Proxy 10

Proxy Statement Rand Capital Corporation


FINANCIAL STATEMENTS AVAILABLE

         A copy of the Corporation's 2002 Annual Report containing audited financial statements accompanies this Proxy Statement. Such consolidated financial statements are hereby incorporated herein by reference.

         THE CORPORATION WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") FOR THE YEAR ENDED DECEMBER 31, 2002. REQUESTS FOR COPIES SHOULD BE ADDRESSED TO INVESTOR RELATIONS, RAND CAPITAL CORPORATION, 2200 RAND BUILDING, BUFFALO, NEW YORK, 14203. REQUESTS MAY ALSO BE DIRECTED TO (716) 853-0802 OR TO edonaldson@randcapital.com ON THE INTERNET. COPIES MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT HTTP://www.sec.gov.








FINAL PAGE OF PROXY



                                                                        Proxy 11

                            RAND CAPITAL CORPORATION
                               2200 Rand Building
                            Buffalo, New York 14203
                                   2003 PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the "Company") held of record by the undersigned at the annual meeting of shareholders to be held on April 24, 2003 or any adjournment hereof.

    1. ELECTION OF DIRECTORS:
        Election of A.F. Grum; L.F. Kahl; E.E. Kailbourne; R.B. Kenzie; W.S. McLeese; R.B. Newman II; and J.K. Rand

        [ ] FOR all nominees                                      [ ] WITHHOLD AUTHORITY
         (except as marked to the contrary below)                  for all nominees

        INSTRUCTIONS: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

       -------------------------------------------------------------------------
    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                Dated:                    , 2003
                                                      --------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (if held jointly)

                                                Please sign exactly as names
                                                appears to the left. When
                                                signing as a Trustee, Executor
                                                or Administrator, or Guardian,
                                                give title as such. All joint
                                                owners should sign. If a
                                                corporation, please sign in full
                                                corporate name by authorized
                                                officer, giving title. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

        PLEASE DATE, SIGN AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.